Subsequent event	12 Months Ended
Dec. 31, 2012
Subsequent event
25.	Subsequent event

Subsequent to year-end, effective January 1, 2013, the Company issued 100 redeemable Series C preferred shares in exchange for Class B limited partnership units issued by the St. Leon Wind Energy LP (“St. Leon LP”), a subsidiary of APCo and the legal owner of the St. Leon facility (note 19). Thirty six of the Class C preferred shares are owned by related parties controlled by executives of the Company. The preferred shares are mandatorily redeemable in 2031 have a contractual cumulative cash dividend paid quarterly based on a prescribed payment schedule out to the redemption date in 2031. Consequently, these shares will be accounted for as liabilities in the financial statements. The cumulative dividends are indexed in proportion to the increase in CPI over the term of the shares. The dividend is intended to approximate the distributions that otherwise would have accrued to holders of Class B limited partnership units.

Upon redemption in 2031, the shares are to be redeemed for $53,400 per share. The Series C Shares are convertible into common shares at the option of the holder and the Company, at any time after May 20, 2031 and before June 19, 2031, at a conversion price of $53,400 per share.

The Class C preferred shares will initially be measured at its estimated fair value of $18,205 based on the present value of the expected contractual cash flows including dividends and redemption amount, discounted at a rate of 5.0%. The recognition of the initial fair value of $18,205 will result in an adjustment to equity of the shareholders of the Company as the Class B shares had a nominal carrying amount prior to the exchange. The preferred shares will be accounted for under the effective interest method, resulting in accretion of interest expense over the term of the shares. Dividend payments are recorded as a reduction of the Class C Preferred Share carrying value.

Estimated dividend and redemption payments due in the next five years and thereafter are:

2013	$802
2014	1,078
2015	1,046
2016	919
2017	870
Thereafter to 2031, including redemption amount	26,706

Less amounts representing interest	(13,216)

Final redemption of Class C Preferred Shares	$18,205